LOAN AGREEMENT

THIS AGREEMENT dated as of the 29th day of April, 2008

BETWEEN:
NOVA MINING CORPORATION, a Nevada corporation with a corporate office at 1189 Howe Street, Suite 1504, Vancouver, BC, Canada V6Z 2X4

(hereinafter called the "Lender")
OF THE FIRST PART

AND:
SALISH PARK HOLDINGS LTD., a British Columbia corporation with a corporate office 4970 First Avenue, Delta, BC, Canada V4M 1B3

(hereinafter called the "Borrower")
OF THE SECOND PART

WHEREAS the Lender has advanced $25,000 (CAD) to the Borrower, and has agreed to advance to the Borrower an additional $25,000 (CAD), and the Borrower has agreed to repay such amounts, on the terms and subject to the conditions set forth in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties hereto mutually covenant and agree as follows:

1. INTERPRETATION

1.1 Definitions. Where used herein or in any amendment hereto each of the following words and phrases shall have the meanings set forth as follows:

(a)	"Agreement" means this Loan Agreement including the Schedules hereto together with any amendments hereof;

(c)	"Event of Default" means any event set forth in paragraph 6.1;

(d)	"Loan" means the loan of $50,000 (CAD) made by the Lender to the Borrower in accordance with this Agreement;

(e)	“Maturity” means April 28, 2009; and

(f)	"Principal Sum" means the sum of $50,000 (CAD).

1.2 Number and Gender. Wherever the singular or the masculine are used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3 Headings. The headings to the articles, paragraphs, subparagraphs or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4 References. Unless otherwise stated a reference herein to a numbered or lettered article, paragraph, subparagraph or clause refers to the article, paragraph, subparagraph or clause bearing that number or letter in this Agreement. A reference to this Agreement or herein means this Loan Agreement, including the Schedule hereto, together with any amendments thereof.

1.5 Currency. All dollar amounts expressed herein refer to lawful currency of Canada.

2. TERMS OF LOAN

2.1 Loan and Repayment. The Lender hereby agrees to lend to the Borrower the Principal Sum of $50,000 (CAD). The Loan shall be made in Canadian currency and shall be repaid by the Borrower on or before April 28, 2009.

2.2 Interest. The Borrower shall pay on the amount of the Principal Sum, interest at a rate of 10% per annum, payable on Maturity. The Borrower shall pay interest at the aforesaid rate on all overdue interest.

2.3 Advances. The Lender, having advanced to the Borrower the sum of $25,000 on or about April 23, 2008, shall advance the remaining $25,000 of the Principal Sum to the Borrower upon the execution of this Agreement.

2.4 Pre-Payment. The Borrower may pre-pay all or any portion of the Loan at any time.

3. PROMISSORY NOTE, EXTENSIONS & WAIVER

3.1 Loan. To evidence the Loan, the Borrower agrees to execute a promissory note in favor of the Lender in the form attached hereto as Schedule “A”.

3.2 Extensions. The Lender may grant extensions as the Lender may see fit without prejudice to the liability of the Borrower or to the Lender's rights under this Agreement or under the Promissory Note.

3.3 Waiver. The Lender may waive any breach by the Borrower of this Agreement or of any default by the Borrower in the observance or performance of any covenant or condition required to be observed or performed by the Borrower hereunder or under the Promissory Note. No failure or delay on the part of the Lender to exercise any right, power or remedy given herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right, power or remedy, nor shall any waiver by the Lender be deemed to be a waiver of any subsequent similar or other event.

4. REPRESENTATIONS AND WARRANTIES

4.1 Representations. The Borrower represents and warrants to the Lender, and acknowledges that the Lender is relying upon such representations and warranties in entering into this Agreement, as follows:

(a)

the Borrower has the capacity to enter into this Agreement, and the execution of this Agreement and the completion of the transactions contemplated hereby shall not be in violation any agreement to which the Borrower is a party; and

(b)	the Promissory Note has been duly executed by the Borrower and is enforceable against the Borrower in accordance with its terms.

5. CLOSING ARRANGEMENTS

5.1 Conditions Precedent. The Lender's obligation to advance the Principal Sum to the Borrower shall be subject to the satisfaction of the following conditions:

(a)	the representations and warranties of the Borrower shall be true as of the date hereof and as of the dates the Principal Sum is, in whole or in part, advanced to the Borrower; and

(b)	the Borrower shall have complied with all of its obligations hereunder.

The foregoing conditions precedent are inserted for the benefit of the Lender and may be waived in whole or in part by the Lender at any time prior to closing by delivering to the Borrower written notice to that effect.

5.2 Time of Closing. The closing of the Loan shall take place on execution of this Loan Agreement.

5.3 Deliveries by the Lender. Upon the execution of this Agreement by the parties hereto, the Lender shall deliver or cause to be delivered to the Borrower a check, bank draft or wire transfer for $25,000 (CAD), being the amount of the Principal Sum not yet advanced to the Borrower.

5.4 Deliveries by the Borrower. Upon receiving the amount set out in Section 5.3 of this Agreement, the Borrower shall deliver or cause to be delivered to the Lender a promissory note in the form attached hereto as Schedule “A”.

6. EVENTS OF DEFAULT AND REMEDIES

6.1 Events of Default. Any one or more of the following events, whether or not any such event shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default:

(a)	if the Borrower defaults in the payment of any monies due hereunder as and when the same is due;

(b)	if the Borrower defaults in the observance or performance of any other provision hereof;

(c)	if the Borrower commits an act of bankruptcy or makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency; or

(d)

if the Borrower makes default in the due payment, performance or observance, in whole or in part, of any debt, liability or obligation of the Borrower to the Lender, whether secured hereby or otherwise.

6.2 Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter, provided that the Borrower has not by then remedied such Event of Default, the Lender may, in its discretion, by notice to the Borrower, declare this Agreement to be in default. At any time thereafter, while the Borrower shall not have remedied such Event of Default, the Lender, in its discretion, may:

(a)	declare the Loan and other monies owing by the Borrower to the Lender to be immediately due and payable;

(b)	demand payment from the Borrower and exercise all remedies available to the Lender.

7. MISCELLANEOUS

7.1 Notices. Any notice required or permitted to be given under this Agreement or the Promissory Note shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier or other similar form of communication to the following addresses:

The Lender:	Nova Mining Corporation
1189 Howe Street, Suite 1504
Vancouver, BC, Canada V6Z 2X4

Attention: Robert L. Thast, President
Fax:

The Borrower:	Salish Park Holdings Ltd.
4970 First Avenue
Delta, BC, Canada V4M 1B3

Attention: Dana Carroll, President
Fax:

Any notice so given shall:

(a)	if delivered, be deemed to have been given at the time of delivery;

(b)

if mailed by registered mail, be deemed to have been given on the fourth business day after and excluding the day on which it was so mailed, but should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by the mails, then such notice shall be only effective if actually delivered; and

(c)	if sent by telegraph, telex, telecopier or other similar form of communication, be deemed to have been given or made on the first business day following the day on which it was sent.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

7.2 Amendments. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

7.3 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof.

7.4 Action on Business Day. If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

7.5 No Merger of Judgment. The taking of a judgment on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Lender's right to interest at the rate and times provided in this Agreement on any money owing to the Lender under any covenant herein or therein set forth and such judgment shall provide that interest thereon shall be calculated at the same rate and in the same manner as herein provided until such judgment is fully paid and satisfied.

7.6 Severability. If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7.7 Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

7.8 Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the State of Nevada and the parties hereto agree to submit to the jurisdiction of the courts of Nevada with respect to any legal proceedings arising herefrom.

7.9 Independent Legal Advice. This Agreement has been prepared by O’Neill Law Group PLLC acting solely on behalf of the Lender and the Borrower acknowledges that it has been advised to obtain independent legal advice.

7.10 Time. Time is of the essence of this Agreement.

7.11 Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

7.12 Counterparts. This agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

THE LENDER:

NOVA MINING CORPORATION
by its authorized signatory:

/s/ Robert L. Thast
Robert L. Thast
Title: President

THE BORROWER:

SALISH PARK HOLDINGS LTD.
by its authorized signatory:

/s/ Dana Carroll
Dana Carroll
Title: President

SCHEDULE “A”

FORM OF PROMISSORY NOTE

PROMISSORY NOTE

EXECUTED BY:	SALISH PARK HOLDINGS LTD.
(the "Borrower")

IN FAVOR OF:	NOVA MINING CORPORATION
(the "Lender")

PRINCIPAL AMOUNT:	$50,000 (CAD)

DUE DATE:	April 28, 2009

FOR VALUE RECEIVED the Borrower hereby promises to pay to or to the order of the Lender on or before April 28, 2009, the principal sum of $50,000 (CAD), together with interest thereon at the rate of 10% per annum, calculated and compounded annually, both before and after maturity from the date hereof.

The Borrower waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

The Borrower agrees this Promissory Note may be negotiated, assigned, discounted, or pledged by the Lender and in every case payment will be made to the holder of this Promissory Note instead of the Lender upon notice being given by the holder to the undersigned, and no holder of this Promissory Note will be affected by the state of accounts between the undersigned and the Lender or by any equities existing between the undersigned and the Lender and will be deemed to be a holder in due course and for the value of the Promissory Note held by him.

DATED at ______________________________________this 29th day of April, 2008.

SALISH PARK HOLDINGS LTD.
by its authorized signatory:

Dana Carroll, President